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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2003

LAWSON SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-33335

Delaware (State or other jurisdiction of incorporation or organization)	41-1251159 (I.R.S. Employer Identification Number)
380 St. Peter Street, St. Paul, Minnesota (Address of principal executive offices)	55102-1302 (Zip Code)

Registrant's telephone number, including area code: (651) 767-7000

Former name or former address, if changed since last report: Not applicable

        Lawson Software, Inc. (the "Company"), hereby amends Item 7 of its Current Report on Form 8-K dated September 30, 2003 (initially filed with the Commission on October 6, 2003) to include the financial statement information indicated in Item 7 below. The original October 6, 2003 filing of the Form 8-K described the acquisition of Closedloop Solutions, Inc. ("Closedloop").

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a)
  Financial statements of business acquired.

        The audited financial statements for Closedloop as of October 31, 2002 and 2001 and for each of the two years in the period ended October 31, 2002, together with a report of independent auditors and the unaudited financial statements as of July 31, 2003 and for the nine months ended July 31, 2003 and 2002 are hereby filed as part of this Report on Form 8-K/A and are included in exhibit 99.1.

  (b)
  Pro forma financial information.

        The unaudited pro forma condensed combined financial information prepared as of and for the fiscal year ended May 31, 2003, are hereby filed as part of this Report on Form 8-K/A and are included in Exhibit 99.2.

  (c)
  Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Independent Auditor's Report and Financial Statements of Closedloop.
99.2	Unaudited Pro Forma Condensed Combined Statements of Lawson Software, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON SOFTWARE, INC.
Date: December 11, 2003	By:	/s/ ROBERT G. BARBIERI Robert G. Barbieri Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Independent Auditor's Report and Financial Statements of Closedloop.
99.2	Unaudited Pro Forma Condensed Combined Statements of Lawson Software, Inc.

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX